SHORT-TERM INVESTMENTS (Tables)	12 Months Ended
Sep. 30, 2024
Short-term Investments
SCHEDULE OF SHORT TERM INVESTMENT

Short-term investments included trading securities. Net investment income (loss) for the years ended September 30, 2024, 2023 and 2022 consists of the following:

	2024	2023	2022
	US$	US$	US$
Gain from sales of short-term investments	$133,306	$14,489	$53,715
Unrealized gain (loss)	311,965	94,182	(126,968)
Net investment income (loss)	$445,271	$108,671	$(73,253)